SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)  MARCH 21, 1997

          Trans-World Insurance Company d/b/a Educaid and ClassNotes Inc.(as Sellers) on behalf of ClassNotes Trust 1997-I.


                           ClassNotes Inc., as Seller
             Trans-World Insurance Company d/b/a Educaid, as Seller (Exact name of registrant as specified in its charter)

 Delaware                                                       22-3400682
 Arizona                          333-18877                     86-0255348
(State or other                  (Commission                   (IRS Employer
jurisdiction of incorporation)    File Number)                  ID Number)


3301 C STREET, SUITE 100-M, SACRAMENTO, CALIFORNIA       95816
 (Address of principal executive offices)              (Zip Code)

Registrant's Telephone Number,
 including area code:                             (916) 446-5000


                  N/A
(Former name or former address, if changed since last report)

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  EXHIBITS

                  EXHIBIT NO.

                           1.1 Underwriting Agreement, dated March 19, 1997, between ClassNotes Trust 1997-I, Trans-World Insurance Company,
                                    ClassNotes Inc., The Money Store and
                                    Smith Barney Inc.

                           1.2 Terms Agreement, dated March 19, 1997, between ClassNotes Trust 1997-I, Trans-World Insurance Company, ClassNotes Inc., The Money Store and Smith Barney Inc.

                           4.1 Indenture, dated as of March 21, 1997, between The York Bank and Trust Company, as Eligible Lender Trustee, and Bankers Trust Company, as
                                    Indenture Trustee.

                           4.2      First Terms Supplement, dated as of
                                    March 21, 1997, between The York Bank
                                    and Trust Company, as Eligible Lender
                                    Trustee, and Bankers Trust Company, as
                                    Indenture Trustee.

                           4.3 Trust Agreement, dated as of March 21, 1997, between Trans-World Insurance Company d/b/a Educaid, ClassNotes Inc. and The York Bank and Trust Company, as Eligible Lender Trustee.

                           99.1 Sale and Servicing Agreement, dated as of February 28, 1997, among The York Bank and Trust Company, as Eligible Lender Trustee, Trans-World Insurance Company d/b/a Educaid, as Seller, Master Servicer and Administrator, ClassNotes Inc., as Seller and Master Servicer, and The Money Store Inc.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       CLASSNOTES TRUST 1997-I

                                       By:


                                       TRANS-WORLD INSURANCE COMPANY, Seller
                                       CLASSNOTES INC., Seller


                                       By: /S/ MORTON DEAR
                                        Name:  Morton Dear
                                        Title: Executive Vice President
                                        of Trans-World Insurance Company
                                        d/b/a Educaid and ClassNotes Inc.


Dated: April 2, 1997

                                  EXHIBIT INDEX


EXHIBIT                  DESCRIPTION OF EXHIBIT                    PAGE NO.

1.1               Underwriting Agreement, dated March 19,
                  1997, between ClassNotes Trust 1997-I,
                  Trans-World Insurance Company,
                  ClassNotes Inc., The Money Store and
                  Smith Barney Inc.....................................

1.2               Terms Agreement, dated March 19, 1997,
                  between ClassNotes Trust 1997-I, Trans-
                  World Insurance Company, ClassNotes Inc.,
                  The Money Store and Smith Barney Inc.................

4.1               Indenture, dated as of March 21, 1997,
                  between The York Bank and Trust Company,
                  as Eligible Lender Trustee, and Bankers
                  Trust Company, as Indenture Trustee..................

4.2               First Terms Supplement, dated as of
                  March 21, 1997, between The York Bank
                  and Trust Company, as Eligible Lender
                  Trustee, and Bankers Trust Company, as
                  Indenture Trustee....................................

4.3               Trust Agreement, dated as of March 21,
                  1997, between Trans-World Insurance
                  Company d/b/a Educaid, ClassNotes Inc.
                  and The York Bank and Trust Company,
                  as Eligible Lender Trustee...........................

99.1              Sale and Servicing Agreement, dated as
                  of February 28, 1997, among The York Bank
                  and Trust Company, as Eligible Lender
                  Trustee, Trans-World Insurance Company
                  d/b/a Educaid, as Seller, Master Servicer
                  and Administrator, ClassNotes Inc., as
                  Seller and Master Servicer, and The Money
                  Store Inc............................................